CONSECO SERIES TRUST

CONSECO 20 FOCUS PORTFOLIO                                      EQUITY PORTFOLIO
BALANCED PORTFOLIO                                          HIGH YIELD PORTFOLIO
FIXED INCOME PORTFOLIO                           GOVERNMENT SECURITIES PORTFOLIO
MONEY MARKET PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 18, 2002
                      to the Prospectus dated  May 1, 2002

         THE FOLLOWING REPLACES THE FIRST PARAGRAPH ON PAGE 20 IN THE SECTION "INVESTMENT ADVISER AND SUBADVISERS" IN ITS ENTIRETY:

INVESTMENT ADVISER AND SUB-ADVISERS

Conseco Capital Management, Inc. ("CCM" or the "Adviser"), the Funds' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (OTCBB: CNCE) that provides investment, lending, and insurance products to more than 12 million customers. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Series Trust are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco Series Trust. CCM manages investments for Conseco, Inc., Conseco Series Trust and other affiliated mutual funds, as well as endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of September 30, 2002, CCM managed more than $27 billion in assets.


                       SUPPLEMENT DATED DECEMBER 18, 2002
          to the Statement of Additional Information dated May 1, 2002

THE FOLLOWING PARAGRAPH IS TO BE INSERTED AS THE FIRST PARAGRAPH UNDER THE SECTION "MANAGEMENT - THE ADVISER" ON PAGE 34:

The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. On December 18, 2002, Conseco, Inc. and its non-operating holding companies filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Conseco Capital Management and Conseco Series Trust are separate legal entities and are not included in the bankruptcy filing. CCM will continue to operate in the ordinary course of business as the Investment Adviser of Conseco Series Trust. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser



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manages other registered investment companies and manages the invested assets of
Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of September 30, 2002, the Adviser managed in excess of $27 billion in assets.